                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 6, 2006

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                          49441
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Mr. Infante

     On June 6, 2006, Jose' Infante resigned his position as a member of the Board of Directors of Community Shores Bank Corporation (the "Company"). This resignation followed Mr. Infante's resignation during the past two weeks as Chairman of the Board, President and Chief Executive Officer of the Company, and from employment with the Company and its subsidiaries.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President,
                                            Chief Financial
                                            Officer and Treasurer

Date: June 7, 2006


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